Income Taxes [Text Block]	12 Months Ended
Mar. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes [Text Block]
7.	INCOME TAXES

Income before Income Tax Expense

Income before income tax expense by jurisdiction for the fiscal years ended March 31, 2014, 2015 and 2016 was as follows:

	2014	2015	2016
	(in millions)
Domestic income	¥1,012,551	¥1,545,510	¥735,128
Foreign income	407,892	717,146	427,542

Total	¥1,420,443	¥2,262,656	¥1,162,670

Income Tax Expense (Benefit)

The detail of current and deferred income tax expense (benefit) for the fiscal years ended March 31, 2014, 2015 and 2016 was as follows:

	2014	2015	2016
	(in millions)
Current:
Domestic	¥243,648	¥300,905	¥293,337
Foreign	102,316	112,603	137,040

Total	345,964	413,508	430,377

Deferred:
Domestic	(5,523)	240,293	(22,019)
Foreign	(2,524)	12,219	(38,926)

Total	(8,047)	252,512	(60,945)

Income tax expense	337,917	666,020	369,432
Income tax expense (benefit) reported in Accumulated OCI relating to:
Investment securities	96,422	578,161	(162,535)
Debt valuation adjustments (Note 14)	—	—	1,793
Derivatives qualifying for cash flow hedges	(235)	591	1,226
Defined benefit plans	69,515	5,965	(67,877)
Foreign currency translation adjustments	51,414	95,335	(43,988)

Total	217,116	680,052	(271,381)

Total	¥555,033	¥1,346,072	¥98,051

On November 30, 2011, the Japanese Diet enacted two tax related laws: “Amendment to the 2011 Tax Reform” and “Special Measures to Secure the Financial Resources to Implement the Restoration from The Great East Japan Earthquake.” The changes under the new laws include a limitation on the use of net operating loss carryforwards to 80% of taxable income, a two-year increase in the carryforward period of certain net operating loss carryforwards to a nine-year period, and an approximately 5% reduction in the effective statutory rate of corporate income tax from 40.6% to 35.6%. While the reduction in the effective statutory rate was effective for fiscal years beginning on or after April 1, 2012, a temporary surtax levied on corporate income taxes to fund the earthquake recovery efforts caused the effective statutory rate of corporate income tax to be approximately 38.0% for the three year period between April 1, 2012 and March 31, 2015. However, on March 20, 2014, the Japanese Diet enacted the “2014 Tax Reform” which terminated the temporary surtax levied on corporate income taxes one year earlier than the change in tax law on November 30, 2011. As a result, the effective statutory rate of corporate income tax for the fiscal year ending March 31, 2015 was set at approximately 35.6%. The change in tax law resulted in an increase of ¥16,687 million in income tax expense for the fiscal year ended March 31, 2014.

The MUFG Group has changed to filing on a consolidated basis for corporate income taxes within Japan beginning with the fiscal year ended March 31, 2015. A consolidated basis for corporate income taxes results in the reporting of taxable income or loss based upon the combined profits or losses of the parent company and its wholly-owned domestic subsidiaries.

On March 31, 2015, the Japanese Diet enacted the “2015 Tax Reform” which includes changes in the limitation on the use of net operating loss carryforwards from 80% to 65% of taxable income for the two-year period between April 1, 2015 and March 31, 2017, and from 65% to 50% for the fiscal years beginning on or after April 1, 2017, respectively, and one-year increase in the carryforward period of certain net operating loss carryforwards from nine-year period to ten-year period for the fiscal years beginning on or after April 1, 2017, as well as reduction in the effective statutory rate of corporate income tax from approximately 35.6% to 33.9% for the fiscal year beginning on or after April 1, 2015. The change in tax law resulted in a decrease of ¥39,966 million in income tax expense for the fiscal year ended March 31, 2015.

On March 29, 2016, the Japanese Diet enacted the “2016 Tax Reform” which reduces in the effective statutory rate of corporate income tax from approximately 33.9% to 31.5% for the fiscal year beginning on or after April 1, 2016. In addition, this “2016 Tax Reform” partially amends the articles in the “2015 Tax Reform” relating to the limitation on the use of net operating loss carryforwards and the carryforward period of certain net operating loss carryforwards in order to equalize the tax burden of companies. That is, changes in the limitation on the use of net operating loss carryforwards from 65% to 60% of taxable income for the period between April 1, 2016 and March 31, 2017, and from 50% to 55% for the period between April 1, 2017 and March 31, 2018, respectively, and one-year decrease in the carryforward period of certain net operating loss carryforwards from ten-year period to nine-year period for the period between April 1, 2017 and March 31, 2018. The change in tax law resulted in a decrease of ¥50,081 million in income tax expense for the fiscal year ended March 31, 2016.

Reconciliation of Effective Income Tax Rate

Income taxes in Japan applicable to the MUFG Group are imposed by the national, prefectural and municipal governments, and in the aggregate resulted in a normal effective statutory rate of approximately 38.0%, 35.6%, and 33.9% for the fiscal years ended March 31, 2014, 2015 and 2016, respectively. Foreign subsidiaries are subject to income taxes of the countries in which they operate.

A reconciliation of the effective income tax rates reflected in the accompanying consolidated statements of income to the combined normal effective statutory tax rates for the fiscal years ended March 31, 2014, 2015 and 2016 is as follows:

	2014	2015	2016
Combined normal effective statutory tax rate	38.0%	35.6%	33.9%
Nondeductible expenses	0.2	0.1	0.3
Impairment of goodwill	0.2	—	9.7
Foreign tax credit and payments	(0.6)	(1.0)	(1.9)
Lower tax rates applicable to income of subsidiaries	(0.4)	(0.1)	(0.2)
Change in valuation allowance	(12.4)	(1.3)	(4.0)
Realization of previously unrecognized tax effects of subsidiaries	(0.1)	—	—
Nontaxable dividends received	(3.3)	(1.6)	(1.9)
Undistributed earnings of subsidiaries	0.5	0.1	0.7
Tax and interest expense for uncertainty in income taxes	—	(0.2)	0.0
Effect of changes in tax laws	1.2	(1.7)	(4.3)
Other—net	0.5	(0.5)	(0.5)

Effective income tax rate	23.8%	29.4%	31.8%

Deferred Tax Assets and Liabilities

Deferred tax assets and liabilities are computed for each tax jurisdiction using currently enacted tax rates applicable to periods when the temporary differences are expected to reverse. The tax effects of the items comprising the MUFG Group’s net deferred tax assets at March 31, 2015 and 2016 were as follows:

	2015	2016
	(in millions)
Deferred tax assets:
Allowance for credit losses	¥570,049	¥497,419
Operating loss carryforwards	110,211	150,922
Loans	13,295	11,240
Accrued liabilities and other	172,959	173,405
Premises and equipment, including sale-and-leaseback transactions	86,461	86,773
Derivative financial instruments	95,593	—
Accrued severance indemnities and pension plans	17,286	57,398
Valuation allowance	(274,010)	(208,282)

Total deferred tax assets	791,844	768,875

Deferred tax liabilities:
Investment securities (including trading account assets at fair value under fair value option)	1,321,462	1,000,966
Intangible assets	147,173	86,672
Lease transactions	74,605	82,816
Derivative financial instruments	—	17,466
Other	70,352	70,860

Total deferred tax liabilities	1,613,592	1,258,780

Net deferred tax assets (liabilities)	¥(821,748)	¥(489,905)

The valuation allowance was provided primarily against deferred tax assets recorded at MUFG and its subsidiaries with operating loss carryforwards. The valuation allowance is determined to reduce the measurement of deferred tax assets not expected to be realized. Management considers all available evidence, both positive and negative, to determine whether the valuation allowance is necessary based on the weight of that evidence. Management determines the amount of the valuation allowance based on future reversals of existing taxable temporary differences and future taxable income exclusive of reversing temporary differences. Future taxable income is developed from forecasted operating results, based on recent historical trends and approved business plans, the eligible carryforward periods and other relevant factors.

For the fiscal year ended March 31, 2014, the MUFG Group recorded a valuation allowance release, on the basis of management’s reassessment of the amount of its deferred tax assets that were more likely than not to be realized. As of March 31, 2014, management considered new evidence, both positive and negative, that could impact management’s view with regard to future realization of deferred tax assets.

Among others, a release of valuation allowance of ¥91,070 million was due to the application of the consolidated corporate-tax system beginning with the fiscal year ended March 31, 2015. This was because MUFG would be able to utilize income in more profitable subsidiaries to realize the benefit of net operating loss carryforwards and existing deductible temporary differences recorded at MUFG. Management believed that the net operating loss carryforwards related to Japanese corporate taxes would be fully utilized by the application of the consolidated corporate-tax system.

Among others, a release of valuation allowance of ¥45,922 million was due to the profitability improvement of a certain subsidiary. Management considered various factors, including the improved operating performance and cumulative operating results over the prior several years of the subsidiary as well as the outlook regarding prospective operating performance of the subsidiary, and determined that sufficient positive evidence exists as of March 31, 2014, to conclude that it was more likely than not that additional deferred tax assets would be realizable.

For certain subsidiaries where strong negative evidence exists, such as the existence of significant amounts of operating loss carryforwards, cumulative losses and the expiration of unused operating loss carryforwards in recent years, a valuation allowance was recognized against the deferred tax assets as of March 31, 2015 and 2016 to the extent that it is more likely than not that they will not be realized.

For the fiscal year ended March 31, 2016, the MUFG Group recorded a valuation allowance release of ¥65,728 million which was mainly due to the profitability improvement of a certain subsidiary. Management considered various factors, including the improved operating performance and cumulative operating results over the prior several years of the subsidiary as well as the outlook regarding prospective operating performance of the subsidiary, and determined that sufficient positive evidence exists as of March 31, 2016, to conclude that it is more likely than not that additional deferred tax assets would be realizable. As a result, a valuation allowance provided against deferred tax assets with operating loss carryforwards not expected to be realized as of March 31, 2015 was partially reduced as of March 31, 2016.

Income taxes are not provided on undistributed earnings of certain foreign subsidiaries that are considered to be indefinitely reinvested in the operations of such subsidiaries. At March 31, 2015 and 2016, the undistributed earnings of such foreign subsidiaries amounted to approximately ¥22,741 million and ¥29,250 million, respectively. Determination of the amount of unrecognized deferred tax liabilities with respect to these undistributed earnings is not practicable because of the complexity associated with its hypothetical calculation including foreign withholding taxes and foreign tax credits. MUFG has neither plans nor the intention to dispose of investments in such foreign subsidiaries and, accordingly, does not expect to record capital gains or losses, or otherwise monetize the undistributed earnings of such foreign subsidiaries.

Furthermore, under the Japanese tax law, 95% of a dividend received from a foreign company in which a domestic company has held generally at least 25% of the outstanding shares for a continuous period of six months or more ending on the date on which the dividend is declared can be excluded from the domestic company’s taxable income. Therefore, if undistributed earnings of certain foreign subsidiaries are repatriated through dividends, only 5% of the amount of dividends will be included in the taxable income.

Operating Loss and Tax Credit Carryforwards

At March 31, 2016, the MUFG Group had operating loss carryforwards for corporate tax of ¥465,920 million and tax credit carryforwards of ¥12,653 million for tax purposes. Such carryforwards, if not utilized, are scheduled to expire as follows:

	Operating loss carryforwards	Tax credit carryforwards
	(in millions)
Fiscal year ending March 31:
2017	¥1,344	¥1,598
2018	24,513	172
2019	4,921	33
2020	35,818	111
2021	8,840	115
2022	20,899	85
2023 and thereafter	339,369	8,716
No definite expiration date	30,216	1,823

Total	¥465,920	¥12,653

Uncertainty in Income Tax

The following is a roll-forward of the MUFG Group’s unrecognized tax benefits for the fiscal years ended March 31, 2014, 2015 and 2016:

	2014		2015	2016
	(in millions)
Balance at beginning of fiscal year	¥30,956		¥13,993	¥10,940
Gross amount of increases for current year’s tax positions	439		606	1,095
Gross amount of increases for prior years’ tax positions	333		3,361	162
Gross amount of decreases for prior years’ tax positions	(25,318	)(1)	(6,561)	—
Net amount of changes relating to settlements with tax authorities	(244)		(809)	(1,299)
Decreases due to lapse of applicable statutes of limitations	—		(1,452)	(296)
Foreign exchange translation and others	7,827		1,802	(652)

Balance at end of fiscal year	¥13,993		¥10,940	¥9,950

Note:

(1)	The decrease related to prior year tax positions is primarily from the resolution of uncertain tax positions in the U.S. for both federal income taxes and California state tax.

The total amounts of unrecognized tax benefits at March 31, 2014, 2015 and 2016 that, if recognized, would affect the effective tax rate are ¥3,570 million, ¥1,485 million and ¥1,065 million, respectively. The remainder of the uncertain tax positions have offsetting amounts in other jurisdictions or are temporary differences.

The MUFG Group classifies interest and penalties, if applicable, related to income taxes as Income tax expense. Accrued interest and penalties (not included in the “unrecognized tax benefits” above) are a component of Other liabilities. The following is a roll-forward of the interest and penalties recognized in the accompanying consolidated financial statements for the fiscal years ended March 31, 2014, 2015 and 2016:

	2014	2015	2016
	(in millions)
Balance at beginning of fiscal year	¥4,528	¥5,946	¥4,876
Total interest and penalties in the consolidated statements of income	(698)	(1,468)	201
Total cash settlements, foreign exchange translation and others	2,116	398	(350)

Balance at end of fiscal year	¥5,946	¥4,876	¥4,727

The MUFG Group is subject to ongoing tax examinations by the tax authorities of the various jurisdictions in which it operates. The following are the major tax jurisdictions in which the MUFG Group operates and the status of years under audit or open to examination:

Jurisdiction	Tax years
Japan	2015 and forward
United States—Federal	2010 and forward
United States—California	2009 and forward
Thailand	2010 and forward
United Kingdom	2014 and forward

The MUFG Group is currently under continuous examinations by the tax authorities in various domestic and foreign jurisdictions and many of these examinations are resolved every year. The unrecognized tax benefits will decrease since resolved items will be removed from the balance regardless of whether their resolution results in payment or recognition. It is reasonably possible that the unrecognized tax benefits will decrease by approximately ¥2.6 billion during the next twelve months.